Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM
We

consent

to

the

incorporation

by

reference

in

the

Registration

Statement

Nos.

333-268414,

333-208324,

333-126958,

333-
140042,

333-170395

and

333-283476

on

Form

S-8

and

in

the

Registration

Statement

Nos.

333-211968,

333-283473

and

333-
267371

on

Form

S-3

of

our

reports

dated

September

29,

2025,

with

respect

to

the

consolidated

financial

statements

of

Lesaka
Technologies, Inc.

and the effectiveness of internal control over financial reporting.
/s/ KPMG Inc
Johannesburg, Republic of South Africa
September 29, 2025